UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number      811-07358

                    Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)         (Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:     (800) 338-8214

Date of fiscal year end:    December 31

Date of reporting period:  December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

February 22, 2011

Dear Fellow Shareholders:

Your Fund’s Performance

During the second half of 2010 the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was affected by questions about the sustainability of the U.S. economic recovery and the debate surrounding the need for additional monetary stimulus. Over this period, the DUC Fund’s per share performance lagged the broader fixed income markets, while the DUC Fund’s NAV based performance and the broader fixed income markets posted modest returns.

The following table compares the performance of the DUC Fund to a broad based bond market benchmark.

For the period indicated through December 31, 2010	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV-based performance)	Barclays Capital U.S. Aggregate Bond Index

Six Months	(5.35%)	1.13%	1.15%
One Year	(0.61%)	7.34%	6.54%
Three Years (annualized)	11.00%	7.60%	5.90%
Five Years (annualized)	4.41%	5.97%	5.80%

DUC Fund per share based returns and DUC Fund NAV based returns were obtained from the Administrator of the DUC Fund. Performance returns for the Barclays Capital U.S. Aggregate Bond Index were obtained from Bloomberg L.P. Past performance is not indicative of future results.

Based on the December 31, 2010 closing price of $11.39 and a monthly distribution rate of $0.07 per share, the DUC Fund common stock had an annualized distribution yield of 7.37%. The DUC Fund’s distribution yield of 7.37% compares favorably with the 2.97% yield of the Barclays Capital U.S. Aggregate Bond Index. Please refer to the portion of this letter captioned “About Your Fund” for important information about the sources and characterizations of the DUC Fund’s distributions.

Market Overview and Outlook

Gross domestic product grew modestly during the second half of 2010, as the U.S. economy continued its gradual recovery from the recession that ended in mid-2009. Ongoing concerns about high unemployment and a weak housing market had a constraining effect on consumer confidence. In addition, restricted access to credit for some consumers may have restrained spending. In spite of improving credit profiles at many corporations due to solid profitability and relatively healthy balance sheets, the business sector did not fully embrace the recovery and remained reluctant to meaningfully increase production or hiring. The global economy continued to recover due in part to strong growth in emerging markets, while international financial systems once again came under pressure as European sovereign debt concerns resurfaced.

The Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets monetary policy, reaffirmed its accommodative stance by holding the federal funds rate to a “target range” of between zero and 0.25%. In addition the FOMC announced plans for a second round of “quantitative easing”, which is expected to include purchases of U.S. Treasuries and the further expansion of the balance sheet of the Federal Reserve. While the FOMC held the target federal funds rate steady, investors began to ponder whether further monetary stimulus and a few modestly positive economic indicators would lead to upward pressure on interest rates. During the second half of 2010, the U.S. Treasury yield curve shifted upward and steepened (i.e., long-term rates higher than short-term rates). Yields held steady on two-year maturities, while yields increased by 36 basis points on ten-year maturities and by 45 basis points on thirty-year maturities. Unlike the first round of quantitative easing which was credited with putting downward pressure on interest rates, the announcement of additional quantitative easing “QE2” was met with the realization that further asset purchases by the Federal Reserve could ultimately lead to higher interest rates. Late in the year, investors grew concerned that a self-sustaining economic recovery along with further monetary stimulus could result in rising interest rates and negative bond market returns. Sentiment in the fixed income markets turned decidedly negative and investors began allocating funds away from the fixed income markets. In spite of the negative sentiment towards the end of the year, the broader fixed income markets were able to post modest returns for the second half of 2010.

Looking forward to 2011, we believe the U.S. economy is likely to experience positive albeit moderate growth. The extension of the Bush-era tax cuts and seemingly pro-business November election results may have increased growth projections in the near term. However, persistently high U.S. unemployment, a weak housing market and expanding state budget deficits are expected to hamper growth prospects and keep the recovery slow and uneven. The FOMC recently stated that “the economic recovery is continuing, though at a rate that has been insufficient to bring down unemployment”, while acknowledging that conditions are likely to warrant “exceptionally low levels for the federal funds rate for an extended period”. In an effort to support the fragile recovery and revive the stagnant labor market, the FOMC remains committed to further quantitative easing. However, debate is expected to continue regarding the need for further stimulus and how and when to wean the economy from more than two years of unprecedented support. In the near term, the fixed income market is expected to remain volatile as the merits and impact of additional monetary stimulus and the sustainability of the economic recovery remain in question. Longer term, record U.S. borrowing to finance expanding budget deficits and an improving economy could set the stage for rising inflation expectations and upward pressure on long-term interest rates. Under this scenario, the returns of leveraged bond funds would be constrained.

About Your Fund

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, paid-in-capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (GAAP). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. Based on GAAP, for the twelve month period ended December 31, 2010, 75% of the total distributions were attributable to current year net investment income and 25% were in excess of current year net investment income and were therefore attributable to paid-in-capital. The characterization of the distributions for GAAP purposes and federal income tax purposes may differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. For federal income tax purposes, 100% of the distributions in 2010 were derived from net investment income. A Form 1099-DIV was sent to shareholders which stated the amount and tax characterization of the DUC Fund’s 2010 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of December 31, 2010, the DUC Fund’s leverage consisted of Auction Market Preferred Shares (“AMPS”) in the amount of $95 million and senior debt in the amount of $95 million. On that date, the total amount of leverage represented by the AMPS and senior debt constituted approximately 37% of the DUC Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the DUC Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $190 million credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the DUC Fund redeemed $95 million of AMPS.

Management of the DUC Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders and believes a successful solution must serve three guiding principles.

•	First, a successful solution must not materially disadvantage the common shareholders and their ability to benefit from the use of leverage.
•

Second, the solution should be long-term oriented in nature. A short-term financing solution that provides near-term liquidity but no assurance of long-term funding could expose the DUC Fund’s shareholders to adverse changes in the market.

•	Third, a feasible solution should not lead to an increase in investment restrictions, an encumbered investment process or a reduced pool of investment alternatives.

The DUC Fund is limited in its ability to use debt to refinance all of its outstanding AMPS because of the asset coverage requirements of the Investment Company Act of 1940 (the “1940 Act”) and related SEC rules. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the DUC Fund’s outstanding preferred stock will be retired in the near future. The DUC Fund will announce any redemption through press releases and postings on its website.

The DUC Fund’s AMPS are currently rated AAA by Standard & Poor’s Financial Services LLC (“S&P”) and Aaa by Moody’s Investors Service, Inc. (“Moody’s”). S&P has released for public comment proposed changes to its methodology for rating certain securities, including the preferred stock of closed-end investment companies like the DUC Fund. The proposed new methodology would limit the ability of certain types of securities to maintain a AAA rating. Securities potentially affected include some of the most complex and least understood asset-backed and structured vehicles, many of which experienced substantial losses during the market turmoil associated with the Great Recession of 2008-2009. Although the DUC Fund’s AMPS have continuously paid their dividends during all market conditions, if the new methodology is implemented as proposed, the DUC Fund’s AMPS could have their S&P rating reduced. Any change in rating could impact the cost of leverage because the preferred dividend rates are tied to the S&P and Moody’s ratings. Management of the DUC Fund believes that the preferred stock of closed-end investment companies, because of their regulation under the 1940 Act, should be treated differently from the securities of asset-backed and structured vehicles and accordingly we have submitted comments to S&P on the proposed changes in methodology.

The DUC Fund does not currently use derivatives and has no investments in structured investment vehicles (“SIVs”). Additionally, the portfolio has no direct exposure to financial intermediaries that focus exclusively on derivatives or SIVs. The DUC Fund’s exposure is indirect and is limited to financial institutions with diversified revenue streams. However, due to the inherent interconnectivity of today’s financial intermediaries, corporate bond investors are faced with the task of identifying and quantifying counterparty risk that is often the result of derivatives positions among both financial and non-financial companies. In addition, government intervention and the potential for additional regulation have introduced additional uncertainty into the capital structure of various financial intermediaries. In normal market conditions, at least 80% of the DUC Fund’s total assets must be invested in Utility and Corporate Bonds, and at least 25% of the DUC Fund’s total assets must be invested in Utility Income Securities. Due to this mandated exposure, any disruptions in the broader credit market could materially and adversely impact the valuation of the investments held in the DUC Fund. Although it is impossible for the DUC Fund to be completely insulated from turmoil in the financial markets, management believes that the diversification of the portfolio across sectors and issuers should help limit volatility to some degree.

Dividend Reinvestment and Cash Purchase Plan and Direct Deposit

To those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York Mellon Corporation, at 1-866-221-1681, or for more details, please refer to page 17.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York Mellon Corporation, at 1-866-221-1681.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Portfolio of Investments

December 31, 2010

Principal Amount (000)		Description	Value (Note 1)

		LONG-TERM INVESTMENTS—152.7%
		U.S. Government and Agency Obligations—6.7%
		Federal National Mortgage Association,
$5,000		6.00%, 5/15/11	$5,106,265
194		8.00%, 10/01/30	217,313
735		7.00%, 12/01/31	838,330
		Government National Mortgage Association Pass-Through Certificates,
13		7.00%, 3/15/26	14,876
63		8.00%, 11/15/30	74,543
33		8.00%, 2/15/31	39,633
		U.S. Treasury Note,
10,000		4.50%, 2/28/11	10,068,360
5,000		1.00%, 8/31/11	5,025,980

		Total U.S. Government and Agency Obligations (Cost $21,217,299)	21,385,300

		Corporate Bonds—139.0%
		Financial—23.8%
		Boeing Capital Corp.,
7,000	(a)	6.50%, 2/15/12	7,431,459
		Caterpillar Financial Services Corp.,
7,000	(a)	7.15%, 2/15/19	8,621,368
		CPG Partners L.P.,
7,900		8.25%, 2/01/11	7,936,498
		Daimler Finance NA LLC,
6,000		7.75%, 1/18/11	6,013,806
		ERP Operating Limited Partnership,
5,000		6.625%, 3/15/12	5,318,495
		General Electric Capital Corp.,
6,000		6.125%, 2/22/11	6,044,160
		JPMorgan Chase & Co.,
5,000		5.375%, 10/01/12	5,367,305
5,000		4.75%, 5/01/13	5,356,140
		Keybank, N.A.,
3,200		7.30%, 5/01/11	3,263,917
		NationsBank Capital Trust IV,
10,000		8.25%, 4/15/27	10,200,000
		US Bank, N.A.,
5,000		4.95%, 10/30/14	5,453,865
		Wells Fargo Bank, N.A.,
5,000		6.45%, 2/01/11	5,020,655

			76,027,668

Principal Amount (000)		Description	Value (Note 1)

		Industrial—35.1%
		Archer-Daniels-Midland Company,
$4,000	(a)	7.125%, 3/01/13	$4,511,740
		Coca-Cola Enterprises, Inc.,
6,000	(a)	8.50%, 2/01/12	6,494,952
		Devon Financing Corp.,
6,000	(a)	6.875%, 9/30/11	6,269,388
		Dow Chemical Company,
6,000		9.00%, 4/01/21	7,220,220
		Hewlett-Packard Co.,
7,000	(a)	6.125%, 3/01/14	7,932,729
		Kraft Foods, Inc.,
1,827		6.25%, 6/01/12	1,955,054
		Potash Corporation of Saskatchewan, Inc.,
8,578	(a)(b)	7.75%, 5/31/11	8,826,496
		Premcor Refining Group, Inc.,
5,000	(a)	6.125%, 5/01/11	5,077,595
		Sun Company, Inc.,
5,000	(a)	9.00%, 11/01/24	6,012,510
		Target Corp.,
5,000		6.00%, 1/15/18	5,797,080
		Tele-Communications, Inc.,
5,275	(a)	10.125%, 4/15/22	7,166,900
3,200	(a)	9.875%, 6/15/22	4,239,344
		Time Warner Cable, Inc.,
5,000		7.50%, 4/01/14	5,738,230
		Time Warner Entertainment Company, L.P.,
5,000	(a)	8.875%, 10/01/12	5,624,095
		Time Warner, Inc.,
5,000	(a)	9.15%, 2/01/23	6,574,320
		Viacom, Inc.,
5,000		6.25%, 4/30/16	5,696,670
		Wal-Mart Stores, Inc.,
5,000		6.75%, 10/15/23	6,091,800
		Wellpoint, Inc.,
5,000		6.80%, 8/01/12	5,432,175
		Xerox Corp.,
5,000		6.35%, 5/15/18	5,644,625

			112,305,923

		Telephone—12.5%
		AT&T Wireless Services, Inc.,
10,000	(a)(b)	8.125%, 5/01/12	10,927,330
		Deutsche Telekom International Finance,
5,000		5.25%, 7/22/13	5,418,430
		Rogers Communications, Inc.,
6,000	(a)	7.50%, 3/15/15	7,125,090

5	See Notes to Financial Statements.

Principal Amount (000)		Description	Value (Note 1)

		Verizon Global Funding Corp.,
$10,000	(a)	7.375%, 9/01/12	$11,045,170
		Vodafone Group PLC,
5,000		5.000%, 12/16/13	5,446,675

			39,962,695

		Utilities—67.6%
		AGL Capital Corp.,
10,000	(a)(b)	7.125%, 1/14/11	10,014,050
		American Water Capital Corp.,
5,000		6.085%, 10/15/17	5,616,845
5,000		6.593%, 10/15/37	5,360,650
		Arizona Public Service Co.,
5,000	(a)	6.875%, 8/01/36	5,549,785
		Atmos Energy Corp.,
5,000		7.375%, 5/15/11	5,113,705
		CalEnergy Company, Inc.,
10,000	(a)(b)	8.48%, 9/15/28	12,904,980
		Cleveland Electric Illumination Co.,
6,713	(a)	8.875%, 11/15/18	8,547,844
		Commonwealth Edison Co.,
5,000		6.95%, 7/15/18	5,662,935
		Entergy Texas, Inc.,
10,000	(a)(b)	7.125%, 2/01/19	11,665,600
		EQT Corporation,
5,000		8.125%, 6/01/19	5,826,635
		Exelon Generation Co. LLC,
5,475		6.20%, 10/01/17	6,136,019
		FirstEnergy Corp.,
5,000		7.375%, 11/15/31	5,285,125
		FPL Group Capital Inc.,
6,000	(a)	5.625%, 9/01/11	6,185,088
4,000		7.875%, 12/15/15	4,827,252
		Hydro-Quebec,
10,000	(a)(b)	7.50%, 4/01/16	12,353,920
		Kinder Morgan Energy Partners,
5,000	(a)	7.75%, 3/15/32	5,818,255
		National Rural Utilities Cooperative Finance Corp.,
5,000	(a)	5.50%, 7/01/13	5,477,785
		Oncor Electric Delivery Co., LLC,
6,000		6.375%, 5/01/12	6,390,126
		ONEOK, Inc.,
4,060		7.125%, 4/15/11	4,131,460
		ONEOK Partners, L.P.,
5,000		6.15%, 10/01/16	5,626,185
		PPL Energy Supply LLC,
3,690		6.50%, 5/01/18	4,114,579
		Progress Energy, Inc.,
6,000	(a)	7.10%, 3/01/11	6,061,272
5,000	(a)	7.05%, 3/15/19	5,941,530
		PSEG Power LLC,
7,195	(a)	7.75%, 4/15/11	7,335,123
		Reliant Energy Resources Corp.,
10,000	(a)(b)	7.75%, 2/15/11	10,075,240

Principal Amount (000)	Description	Value (Note 1)

	Sempra Energy
$5,000	6.15%, 6/15/18	$5,728,345
	South Carolina Electric & Gas Co.,
5,685	6.50%, 11/01/18	6,745,343
	Spectra Energy Capital LLC,
5,000	6.20%, 4/15/18	5,561,540
	Trans-Canada Pipelines Limited,
10,000	9.875%, 1/01/21	14,011,260
	Williams Partners L.P.,
5,150	7.25%, 2/01/17	5,994,466
	Wisconsin Energy Corp.,
6,000	6.50%, 4/01/11	6,087,060

		216,150,002

	Total Corporate Bonds (Cost $424,339,595)	444,446,288

	Asset-Backed Securities—1.8%
	Detroit Edison Securitization Funding LLC 2001-1 A6,
5,000	6.62%, 3/01/16	5,806,496

	Total Asset-Backed Securities (Cost $5,925,000)	5,806,496

Shares
	Non-Convertible Preferred Stock—5.2%
	Financial—5.2%
	Duke Realty Corp., Series M,
100,000	6.95%	2,388,000
	Duke Realty Corp., Series N,
100,000	7.25%	2,455,000
	Kimco Realty Corp., Series G,
100,000	7.75%	2,640,000
	Public Storage, Inc., Series I,
120,000	7.25%	3,037,200
	Realty Income Corp., Series D,
100,000	7.375%	2,571,000
	UDR, Inc., Series G,
100,000	6.75%	2,466,000
	Vornado Realty Trust, Series I,
50,000	6.625%	1,182,000

	Total Non-Convertible Preferred Stock (Cost $16,713,000)	16,739,200

	Total Investments—152.7% (Cost $468,194,894)	488,377,284

	Other Assets in Excess of Liabilities—6.7%	21,544,836
	Borrowings—(29.7)%	(95,000,000)
	Liquidation Value of Preferred Shares—(29.7)%	(95,000,000)

	Net Assets Applicable to Common Stock—100%	$319,922,120

See Notes to Financial Statements.	6

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

Notes

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of December 31, 2010:

	Level 1	Level 2
Asset-backed securities	$—	$5,806,496
Corporate bonds	—	444,446,288
Non-convertible preferred stock	16,739,200	—
U.S. Government and Agency obligations	—	21,385,300

Total	$16,739,200	$471,638,084

There were no significant transfers between level 1 and level 2 during the year ended December 31, 2010.

Summary of Ratings as a Percentage of Long-Term Investments as of December 31, 2010

(Unaudited)

Rating *	%
AAA	5.6%
AA	3.5%
A	25.7%
BBB	60.0%
BB and Below	5.2%

100.0%

*	Based on the lower rating of Standard & Poor’s Financial Services LLC or Moody’s Investors Service, Inc.

Sector Allocation as a Percentage of Total Investments

as of December 31, 2010

(Unaudited)

7	See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Assets and Liabilities

December 31, 2010

Assets

Investments, at value (cost $468,194,894) including $75,092,899 of securities loaned	$488,377,284

Cash	13,539,775

Interest receivable	8,392,995

Dividends receivable	84,505

Other assets	16,468

Total assets	510,411,027

Liabilities

Borrowings (Note 7)	95,000,000

Investment advisory fee payable (Note 2)	216,886

Dividends payable on common shares	118,150

Administrative fee payable (Note 2)	38,115

Dividends payable on Auction Market Preferred Shares	3,968

Interest payable on borrowings (Note 7)	7,404

Accrued expenses	104,384

Total liabilities	95,488,907

Auction Market Preferred Shares (3,800 shares issued and outstanding, liquidation preference $25,000 per share)	95,000,000

Net Assets Applicable to Common Stock	$319,922,120

Capital

Common stock, $.01 par value, 599,992,400 shares authorized, 27,317,078 shares issued and outstanding (Note 5)	$273,171

Additional paid-in capital	370,321,930

Distributions in excess of net investment income	(5,465,980)

Accumulated net realized loss on investment transactions	(65,389,391)

Net unrealized appreciation on investments	20,182,390

Net Assets Applicable to Common Stock	$319,922,120

Net asset value per share of common stock: ($319,922,120 ÷ 27,317,078 shares of common stock issued and outstanding)	$11.71

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income

Interest income	$23,093,383

Dividend income	1,039,471

Total investment income	24,132,854

Expenses

Investment advisory fees (Note 2)	2,577,142

Borrowing fees and expenses (Note 7)	963,195

Administrative fees (Note 2)	477,168

Directors’ fees and expenses	172,871

Professional fees	150,160

Broker-dealer commissions—auction market preferred shares	144,348

Reports to shareholders	86,860

Custodian fees and expenses	52,890

Transfer agent fees and expenses	36,730

Registration fees	24,038

Leverage fees and expenses	15,177

Other	45,157

Total operating expenses	4,745,736

Interest expense (Note 7)	1,390,613

Total expenses	6,136,349

Net investment income	17,996,505

Realized and Unrealized Gain on Investments

Net realized gain on investment transactions	3,692,989

Net change in unrealized appreciation/depreciation on investments	2,873,603

Net realized and unrealized gain on investments	6,566,592

Dividends and Distributions on Auction Market Preferred Shares from Net Investment Income	(1,453,429)

Net Increase in Net Assets Applicable to Common Stock Resulting from Operations	$23,109,668

See Notes to Financial Statements.	8

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations

Net investment income	$17,996,505	$20,738,442

Net realized gain/(loss) on investment transactions	3,692,989	(10,626,872)

Net change in unrealized appreciation/depreciation on investments	2,873,603	43,688,159

Dividends and distributions on Auction Market Preferred Shares from net investment income	(1,453,429)	(1,829,247)

Net increase in net assets resulting from operations	23,109,668	51,970,482

Dividends and Distributions on Common Stock from and in excess of net investment income	(22,900,781)	(22,395,510)

Capital Stock Transactions

Reinvestment of dividends resulting in the issuance of 109,933 shares and 122,832 shares of common stock, respectively	1,320,167	1,391,999

Total increase in net assets	1,529,054	30,966,971

Net Assets

Beginning of year	318,393,066	287,426,095

End of year(a)	$319,922,120	$318,393,066

(a) includes distributions in excess of net investment income of	$(5,465,980)	$(13,463,914)

9	See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Cash Flows

For the Year Ended December 31, 2010

Increase/(Decrease) in Cash

Cash flows provided from (used for) operating activities:

Interest and dividends received (excluding discount and premium amortization of ($8,222,966))	$33,260,948

Long-term capital gains dividends received	162,717

Operating expenses paid	(4,756,142)

Interest expense paid	(1,389,774)

Dividends paid on preferred stock	(1,465,014)

Purchase of long-term portfolio investments	(187,487,064)

Proceeds from sales and maturities of long-term portfolio investments	185,300,458

Net cash provided from operating activities	23,626,129

Cash flows provided from (used for) financing activities:

Dividends paid on common stock	(22,779,317)

Proceeds from issuance of common stock under dividend reinvestment plan	1,320,167

Net cash used for financing activities	(21,459,150)

Net increase in cash	2,166,979

Cash at beginning of year	11,372,796

Cash at end of year	$13,539,775

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities

Net increase in net assets resulting from operations	$23,109,668

Decrease in investments	6,036,360

Net realized gain on investment transactions	(3,692,989)

Net realized long-term capital gains dividends received	162,717

Net change in unrealized appreciation/depreciation on investments	(2,873,603)

Decrease in interest receivable	905,128

Decrease in other assets	8,141

Increase in interest payable on borrowings	839

Decrease in accrued expenses and other liabilities	(30,132)

Total adjustments	516,461

Net cash provided from operating activities	$23,626,129

See Notes to Financial Statements.	10

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Financial Highlights

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the Year Ended December 31,
PER SHARE OPERATING PERFORMANCE	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.70	$10.61	$11.65	$11.97	$12.50

Net investment income(1) .	0.66	0.77	0.84	0.93	0.71
Net realized and unrealized gain/(loss) on investment transactions	0.24	1.22	(0.83)	(0.09)	(0.25)
Dividends and distributions on Auction Market Preferred Shares from net investment income	(0.05)	(0.07)	(0.27)	(0.38)	(0.07)

Net increase/(decrease) from investment operations	0.85	1.92	(0.26)	0.46	0.39

Dividends and distributions on common stock from and in excess of net investment income	(0.84)	(0.83)	(0.78)	(0.78)	(0.84)

Offering costs—Auction Market Preferred Shares	—	—	—	—	(0.08)

Net asset value, end of year	$11.71	$11.70	$10.61	$11.65	$11.97

Per share market value, end of year .	$11.39	$12.29	$10.11	$10.32	$11.62

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	(0.61)%	30.69%	5.30%	(4.71)%	(4.82)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK(3)
Total expenses	1.89%	2.12%	1.37%	1.34%	2.98%
Operating expenses(4)	1.46%	1.72%	1.37%	1.34%	1.12%
Net investment income(5)	5.53%	6.82%	7.42%	7.88%	5.87%
SUPPLEMENTAL DATA
Portfolio turnover	37%	23%	12%	19%	15%
Net assets applicable to common stock, end of year (000)	$319,922	$318,393	$287,426	$315,439	$324,056
Preferred stock outstanding (000)	$95,000	$95,000	$190,000	$190,000	$190,000
Asset coverage per share of preferred stock, end of the year	$109,190	$108,788	$62,819	$66,505	$67,639
Borrowings (000)	$95,000	$95,000	$—	$—	$—
Asset coverage per $1,000 on borrowings, end of the year	$5,368	$5,352	$—	$—	$—

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at market value on the opening of the first day and a sale at market value on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4)	Ratio in 2006 excluded interest and other commercial paper expenses. Commercial paper program was terminated on October 25, 2006. Ratio from 2006 through 2010 includes Commissions expense—Auction Market Preferred Shares. Ratio for 2009 and 2010 excludes interest expense.
(5)	Ratios do not reflect dividends paid on the preferred stock. Accordingly, the ratio of net investment income after preferred stock dividends to average net assets to common stock is 5.08%, 6.22%, 5.01%, 4.66%, and 5.31%, respectively.

11	See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Notes to Financial Statements

December 31, 2010

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at date of purchase are valued on an amortized cost basis, which approximates fair value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net taxable income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2010 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on preferred shares are accrued on a daily basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Reclassification of Capital Accounts: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2010, $14,355,639 has been reclassified between accumulated net realized loss on investment transactions and distributions in excess of net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and accounting for prepayments on mortgage-backed securities. These reclassifications had no effect on net assets or net asset value per share.

Recent Accounting Pronouncements: The Fund has adopted Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820); Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc., and an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). Hilliard began providing administrative services on September 1, 2010. Prior to that time, Princeton Administrators, LLC (“Princeton”) provided such services.

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Hilliard is computed weekly and payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets. For the period January 1, 2010 through August 31, 2010, the administration fee paid to Princeton was paid at an annual rate of 0.15% of the Fund’s average weekly net assets. Average weekly net assets is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Hilliard provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than U.S. Government securities and short-term investments, for the year ended December 31, 2010 aggregated $155,800,697 and $153,554,355, respectively. For the year ended December 31, 2010, the Fund had purchases and sales of $31,686,367 and $31,552,441 respectively, of U.S. Government securities.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$484,555,873	$14,700,415	$10,879,004	$3,821,411

Note 4. Distributions to Stockholders	The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$24,354,210	$24,224,757

Total taxable distributions*	$24,354,210	$24,224,757

*	The distributions presented above include distributions payable to preferred shareholders at December 31, 2010 and 2009.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$10,894,999
Undistributed long-term capital gains	—

Total undistributed earnings	10,894,999
Capital loss carryforward	(65,389,391	)*
Unrealized gains/(losses)—net	3,821,411	**

Total accumulated earnings/(losses)	$50,672,981

*	On December 31, 2010, the Fund had a net capital loss carryforward of $65,389,391, of which $11,512,356 expires in 2011, $3,731,126 expires in 2012, $3,265,594 expires in 2013, $4,213,979 expires in 2014, $13,096,121 expires in 2015, $18,907,565 expires in 2017 and $10,662,650 expires in 2018. This carryforward will be available to offset amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Note 5. Capital

There are 600 million shares of stock, $0.01 par value per share, authorized. For the years ended December 31, 2010 and 2009, there were 109,933 and 122,832 shares of common stock issued, respectively, in connection with the reinvestment of dividends.

Note 6. Auction Market Preferred Shares	The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. On March 24, 2009, the Fund redeemed 3,800 shares of its T7 series of AMPS at liquidation value. As of December 31, 2010, there were 3,800 shares of AMPS outstanding.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 1.46% to 1.58% for the year ended December 31, 2010. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 7. Borrowings

On March 12, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at a 3 month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement fee based on a percentage of the total borrowing limit. Total commitment fees paid for the year ended December 31, 2010 were $963,195 and are included in Bank loan fees and expenses on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon six months notice or following an event of default. For the period from January 1, 2010 through December 31, 2010, the average daily borrowings under the Facility and the weighted daily average interest rate were $95,000,000 and 1.44%, respectively. As of December 31, 2010, the amount of such outstanding borrowings was $95,000,000. The interest rate applicable to the borrowing on December 31, 2010 was 1.40%. The Bank has the ability to borrow the Hypothecated Securities, (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with the borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At December 31, 2010, Hypothecated Securities under the Facility had a market value of $219,049,665 and Rehypothecated Securities had a market value of $75,092,899.

Note 8. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc.

We have audited the accompanying statement of assets and liabilities of the Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 22, 2011

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the year ended December 31, 2010 by:

Interest-Related Dividends for Non-U.S. Residents	82.40	%*
Federal Obligation Interest	3.29	%**

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations under 871(k)(1) of the Internal Revenue Code.
**	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Common shareholders are automatically enrolled in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York Mellon Corporation (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash via direct deposit or paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if (2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently a base fee of $5.00 plus $.04 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days’ written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling (866) 221-1681.

ADDITIONAL INFORMATION (Unaudited)

Since January 1, 2010: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time or from time to time by the Fund’s Board of Directors.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website http://www.ducfund.com or on the SEC’s website http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.ducfund.com or on the SEC’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.ducfund.com.

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s parent company.

Independent Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Stewart E. Conner c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 69	Director	Term expires 2012; Director since 2009	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	3

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Robert J. Genetski c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 68	Director	Term expires 2013; Director since 2009	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank, author of several books; regular contributor to the Nikkei Financial Daily	3

Nancy Lampton(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 68	Director and Vice Chairman of the Board	Term expires 2012; Director since 2005	Vice Chairman of the Board of the Fund since May 2007, DNP Select Income Fund Inc. (“DNP”) since February 2006 and DTF Tax-Free Income Inc. (“DTF”) since May 2007; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, CanAlaska Uranium Ltd.

Philip R. McLoughlin c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 64	Director	Term expires 2013; Director since 1996	Partner, Cross Pond Partners, LLC (investment management consultant), since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010; Private investor 2004-2006; Consultant to Phoenix Investment Partners, Ltd. (“PXP”), 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002	55	Director, The World Trust Fund (closed-end fund) since 1991 (Chairman since 2010); Director, Argo Group International Holdings, Ltd. (insurance holding company, formerly known as PXRE Group Ltd.) 1999-2009

Geraldine M. McNamara c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 59	Director	Term expires 2011; Director since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	47

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Eileen A. Moran c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 56	Director	Term expires 2012; Director since 1996	President and Chief Executive Officer, PSEG Resources LLC (investment company) since 1990	3

Christian H. Poindexter c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age 72	Director	Term expires 2011; Director since 2008	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000); Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	3	Director, The Baltimore Life Insurance Company

Carl F. Pollard(1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 72	Director	Term expires 2011; Director since 2006	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
David J. Vitale c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 64	Director and Chairman of the Board	Term expires 2012; Director since 2005	Chairman of the Board of the Fund, DNP and DTF since May 2009; Executive Chairman, Urban Partnership Bank since August 2010; Private investor, December 2008-August 2010; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Private investor 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), Alion Science and Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director
Nathan I. Partain, CFA(2) Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 54	Director, President and Chief Executive Officer	Term expires 2013; Director since 2007	President and Chief Executive Officer of the Fund and DTF since 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998-February 2001; Senior Vice President, January 1997-April 1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

(1) Elected by the preferred stockholders, voting as a separate class.

(2) Mr. Partain is an Interested Director because he is an officer and employee of the Adviser.

MANAGEMENT OF THE FUND (Unaudited)

The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 60	Secretary since 2005	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993-2008, Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002); Secretary of DTF since 2005

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 51	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994; Treasurer of DTF since 2000; Principal Financial and Accounting Officer and Assistant Secretary of DTF since 2002

Daniel J. Petrisko, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 50	Chief Investment Officer since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 56	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Chief Compliance Officer of DTF since 2003 and of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairman

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

T. Brooks Beittel, CFA

Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

(888) 878-7845

Transfer Agent, Dividend Disbursing Agent and Custodian

BNY Mellon

Shareowner Services

480 Washington Blvd.

Jersey City, NJ 07310

(866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

ANNUAL REPORT

DECEMBER 31, 2010

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at http://DUCfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is incorporated by reference from the section captioned “Audit and Non-Audit Fees” in the registrant’s definitive proxy statement to be filed within 120 days after the end of the fiscal year covered by this report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following statement of policy with respect to proxy voting.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

PROXY VOTING POLICIES AND PROCEDURES

As amended and restated on May 10, 2007

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to Duff & Phelps Utility and Corporate Bond Trust Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.	While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Utility and Corporate Bond Trust Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of March 3, 2011, are as follows:

Daniel J. Petrisko, CFA, has been Chief Investment Officer of the Fund since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). He has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). Mr. Petrisko has investment authority with respect to the Fund’s investment portfolio. He is also a member of the portfolio management team of DNP Select Income Fund Inc. (“DNP”), a closed-end utilities-oriented fund. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team since February 2004 and has been Secretary of the Fund since May 2005. He has been Executive Vice President of the Adviser since 2008 (Senior Vice President from 1993 to 2007 and Vice President from 1987 to 1993), Senior Vice President and Secretary of DNP since January 1995 (Treasurer from January 1995 to September 2002) and Secretary of DTF Tax-Free Income Inc. since May 2005. Mr. Beittel assists Mr. Petrisko in the management of the Fund’s investment portfolio. He is also a member of the portfolio management teams of DNP and Virtus Global Infrastructure Fund. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of December 31, 2010 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for certain other accounts. As of December 31, 2010, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

T. Brooks Beittel	2	$2,879.5	0	—	0	—
Daniel J. Petrisko	1	$2,809.9	0	—	9	$2,084.8

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940 (the “1940 Act”), such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2010, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high-caliber investment professionals. The Fund’s portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus compensation of the Funds’ portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Funds, as measured by earnings per share and total return over a one-year period; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the Adviser’s team. It is intentional that the performance portion (i) of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Funds’ portfolio (except to the extent that the level of assets in the Funds’ portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of the Funds). Instead, the incentive bonus for portfolio managers is based upon performance relative to peers, with further consideration given to the investment risk undertaken by the manager. Specifically, investment personnel are rewarded for managing within the Funds’ stated framework and appropriate risk parameters. The intent is to discourage portfolio managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Funds’ mandate and risk profile.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted EBITDA, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in restricted stock units (“RSU”) of Virtus that vest over three years.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2010, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

T. Brooks Beittel	$0-$10,000
Daniel J. Petrisko	$0-$10,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 31, 2010) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)         There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	March 3, 2011

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	March 3, 2011